UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 29, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-7)
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               (Exact name of registrant as specified in charter)


   Delaware                    333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


  1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.01.   Completion of Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2004-7
                 -----------------------------------------------

                               September 29, 2004

 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL AND THE MORTGAGED PROPERTIES(1)
 ------------------------------------------------------------------------------

     On September 29, 2004, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee, U.S. Bank National Association, mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $363,378,128.10. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $308,601,804.24. The mortgage loans that have original maturities of at least 10 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before September 1, 2004) as of September 1, 2004 of $54,776,323.86. The mortgage loans were delivered in exchange for the certificates, authenticated by the paying agent, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by Citibank, N.A., as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than or equal to $36,337,812.81. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of September 1, 2004 were 669, 116 and 785, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans (before deduction of the servicing fee) as of September 1, 2004 were 5.752%, 5.206% and 5.669%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of September 1, 2004 were 354.53 months, 172.78 months and 327.13 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to October 1, 2002 and March 1, 2003, respectively, or after August 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of September 1, 2004 were 359.63 months, 178.35 months and 332.31 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than July 1, 2034. None of the pool II mortgage loans have a scheduled maturity later than August 1, 2019. Each of the pool I mortgage loans and the pool II mortgage loans had an original principal balance of not less than $334,500 and $343,000 respectively, nor more than $985,000 and $950,000 respectively. No pool II mortgage loans had loan-to-value ratios at origination in excess of 80%. Pool I mortgage loans having an aggregate scheduled principal balance of $8,638,257 as of September 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of September 1, 2004 were 69.4%, 63.7% and 68.5%, respectively. No more than $1,931,634, $976,194 and
$1,931,634 respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 96%(2), 92% and 95%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans, are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated September 29, 2004 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2004-7.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, and as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. None of the mortgage loans are secured by investment properties.

     At least 32%, 54% and 35%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. None of the mortgage loans were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. No more than 2%, 0% and 2%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. No more than 67%, 46% and 64%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.25%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.25%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $48,221,067 and $260,380,737, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.331% and 5.830%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
355.81 months and 354.29 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.75%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.75%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $12,260,643 and $42,515,681, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.815% and 5.319%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 175.17 months and 172.09 months, respectively.

     There are no special hazard, fraud or bankruptcy loss limits.

     The aggregate initial principal balance of the class A certificates as of September 1, 2004 was $352,840,161.00.

     The aggregate initial principal balance of the class B-1 certificates as of September 1, 2004 was $5,995,740.00.

     The aggregate initial principal balance of the class B-2 certificates as of September 1, 2004 was $1,816,890.00.

     The aggregate initial principal balance of the class B-3 certificates as of September 1, 2004 was $1,090,134.00.

     The aggregate initial principal balance of the class B-4 certificates as of September 1, 2004 was $726,756.00.

     The aggregate initial principal balance of the class B-5 certificates as of September 1, 2004 was $363,378.00.

     The aggregate initial principal balance of the class B-6 certificates as of September 1, 2004 was $545,069.10.

     The class A subordination level is 2.900000381173%.*

     The class B-1 subordination level is 1.250000137254%.*

     The class B-2 subordination level is 0.750000313517001%.*

     The class B-3 subordination level is 0.450000419275001%.*

     The class B-4 subordination level is 0.250000489780001%.*

     The class B-5 subordination level is 0.150000525033001%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 29, 2004